Income Taxes	12 Months Ended
Dec. 31, 2022
Disclosure Of Income Tax Text Block Abstract
Income taxes
16.	Income taxes

The Company is subject to Income Tax (ISR).

The analysis of the income tax charged to the results of 2022, 2021 and 2020 is as follows:

	2022	2021	2020

Income tax of the year for Mexican companies	$2,549,851	$2,564,312	$1,460,057
Income tax year for foreign companies	599,940	1,253,895	370,860
Deferred tax for Mexican companies	(119,999)	(96,453)	(94,604)
Deferred tax for foreign companies	269,730	668,015	341,531
	$3,299,522	$4,389,769	$2,077,844

During 2022, 2021 and 2020, the income tax expense (benefit) attributable to income was different from the one that will result for applying 30% (tax rate in Mexico) before these provisions, as a result of the items shown below:

	2022	2021	2020

Expected benefit, expense	$3,300,413	$4,084,348	$1,462,776
Increase (decrease) as a result of:
Inflation effect, net	(524,640)	(577,234)	(139,134)
Impact of the nominal rate differences between the USA and Mexico	29,996	66,343	11,075
Benefit from utilization of tax loss carry-forwards and others (1)	80,166	(12,086)	16,173
Others, net (includes permanent items) Income tax expense (2)	413,587	828,398	172,519
Income tax expense	$3,299,522	$4,389,769	$1,523,409
Effective tax rate	29.99%	31.73%	31.24%

(1)	This amount corresponds to the income tax benefit obtained by those companies that used tax loss carry-forwards in the years presented that were generated previously to 2022, 2021 and 2020 , less the effect of tax losses incurred by some subsidiaries for which no deferred tax asset was recorded.

The Company has tax losses in some Mexican subsidiaries which, according to the ISR law in Mexico, can be amortized to reduce taxable income generated over the following ten years. Tax losses can be updated following certain procedures established in the law.

As of December 31, 2022, Grupo Simec, S.A.B. de C.V. and certain of its Mexican subsidiaries have updated tax losses pending of amortize as follows:

Origin Date	Expiration Date	Tax losses available

2013	2023	7,793
2014	2024	8,729
2015	2025	11,036
2016	2026	386,277
2017	2027	303,647
2018	2028	68,360
2019	2029	953,370
2020	2030	961,943
2021	2031	1,402,495
2022	2032	922,370
		$5,026,020

As of December 31, 2022, Republic had USD$ 316.1 million of tax losses pending to amortize for federal tax purposes, of those USD $119.4 million are undefined and USD $196.7 million expire between 2033 and 2038; USD$ 280.1 million of tax losses for state and local purposes that expire between 2022 and 2040 and approximately USD$ 6.6 million of tax losses at the subsidiary located in Canada, which expire between 2032 and 2040.

As of December 31, 2022, GV do Brasil Industria e Comercio of Aço LTDA, a subsidiary established in Brazil, had R$ 16.546 million Brazilian Reals ($ 60 million of Mexican pesos) of tax losses pending to amortize for federal tax purposes, which do not have an expiration date.

Below is a summary of the effects of the main temporary differences comprising the deferred income tax liability included in the consolidated statements of financial position.

	December 31,
	2022	2021

Deferred tax assets:
Allowance for doubtful accounts	$(67,930)	$(64,511)
Advances from customers	464,268	359,795

Deferred tax assets	396,338	295,284

Deferred tax liabilities:

Property, plant and equipment	4,209,513	3,926,450
Intangible assets from Grupo San	381,282	353,661
Provisions	17,199	76,601
Prepaid expenses	11,493	43,696

Total deferred liabilities	4,619,487	4,400,408

Deferred tax liabilities, net	$4,223,149	$4,105,124